UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2018 (June 20, 2018)

AG Mortgage Investment Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 20, 2018, AG MIT WFB1 2014 LLC (“AG MIT WFB1”), a direct, wholly-owned subsidiary of AG Mortgage Investment Trust, Inc. (the “Company”), entered into Amendment Number Seven (the “Amendment”) to the Master Repurchase Agreement and Securities Contract, dated as of February 11, 2014 and effective as of February 18, 2014 (the “Repurchase Agreement”), with Wells Fargo Bank, National Association to finance AG MIT WFB1’s acquisition of beneficial interests in one or more pools of residential mortgage loans.

Among other things, the Amendment (i) increases the maximum aggregate borrowing capacity available under the Repurchase Agreement to $110 million and (ii) provides for a funding period ending June 14, 2019 and an expected facility termination date of June 15, 2020. The Amendment also provides for certain other covenant modifications.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1. The foregoing description of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement, which was filed with the Securities and Exchange Commission as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 21, 2014.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Amendment is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	Amendment Number Seven to the Master Repurchase and Securities Contract dated as of February 11, 2014 and effective as of February 18, 2014 between AG MIT WFB1 2014 LLC and Wells Fargo Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2018	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ Raul E. Moreno
Raul E. Moreno
General Counsel and Secretary